                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------


                                FORM 8-K/A NO. 2

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                  June 30, 1998
                        ---------------------------------
                                 Date of Report
                        (Date of earliest event reported)




                         INTERLINQ SOFTWARE CORPORATION
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             (Exact name of registrant as specified in its charter)

          Washington                     0-21402                   91-1187540
 ----------------------------      ---------------------      --------------------
 (State or other jurisdiction      (Commission File No.)          (IRS Employer
       of incorporation)                                       Identification No.)


                             11980 N.E. 24th Street
                           Bellevue, Washington 98005
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          (Address of principal executive offices, including zip code)

                                 (425) 827-1112
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              (Registrant's telephone number, including area code)

                               11255 Kirkland Way
                           Kirkland, Washington 98033
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                 (Former Address, if changed since last report)

        This Current Report on Form 8-K/A No. 2 amends and supersedes, to the extent set forth herein, subsection (b) and subsection (c) of "Item 7. Financial Statements, Pro Forma Financial Information and Exhibits" of the Registrant's Current Report on Form 8-K/A, as filed on September 14, 1998. The Registrant has restated certain of its historical fiscal year end June 30, 1998, audited financial statements to reflect a change in the method used to value in-process research and development that was recorded and written off in connection with the Registrant's acquisition of Logical Software Solutions Corporation on June 30, 1998. The Registrant has also restated the related tax impact of said acquisition.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        As previously reported under Item 2 in INTERLINQ Software Corporation's (the "Company") Current Report on Form 8-K dated June 30, 1998, the Company acquired all of the right, title and interest in and to substantially all of the assets and business of Logical Software Solutions Corporation, a Maryland corporation ("LSSC"), an enterprise application integration developer and service provider, pursuant to an Asset Purchase Agreement, dated June 30, 1998, by and among the Company, LSSC and certain shareholders of LSSC.

        Included under Item 7 hereof are the historical financial statements of LSSC, together with certain pro forma information of the Company, as adjusted to give effect to the LSSC acquisition.

ITEM 7. FINANCIAL STATEMENTS, RESTATED PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

        Filed as Exhibit 99.1 are the audited historical financial statements, for the periods indicated, of LSSC.

        (b) RESTATED PRO FORMA FINANCIAL INFORMATION

        Filed as Exhibit 99.2 is certain restated unaudited pro forma financial information regarding the Company, as adjusted to give effect to the LSSC acquisition.

        (c) EXHIBITS


       Exhibit Number        Description
       --------------        -----------

       23.1                  Consent of KPMG LLP - Independent Auditors
                             (previously filed with Form 8-K/A on
                             September 14, 1998).

       99.1                  Financial Statements, as of December 31, 1997,
                             (with independent auditors' report thereon), for Logical Software Solutions Corporation (previously filed with Form 8-K/A on September 14, 1998).




                                                                          Page 2
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       99.2                    Restated unaudited pro forma condensed statement
                               of operations and related footnotes for INTERLINQ Software Corporation.



                                                                          Page 3
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERLINQ SOFTWARE CORPORATION


Dated: March 9, 1999


                                     By  /s/ STEPHEN A. YOUNT
                                          -------------------------------
                                            Stephen A. Yount
                                            Executive Vice President,
                                            Chief Financial Officer and
                                            Secretary



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                                INDEX TO EXHIBITS


    Exhibit
    Number        Description
    -------       -----------
    23.1          Consent of KPMG LLP - Independent Auditors (previously filed with Form 8-K/A on September 14, 1998).

    99.1 Financial Statements, as of December 31, 1997, (with independent auditors' report thereon), for Logical
                  Software Solutions Corporation (previously filed with
                  Form 8-K/A on September 14, 1998).

    99.2 Restated unaudited pro forma condensed statement of operations and related footnotes.



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